Item 5.     Other Events

     Outback Steakhouse, Inc. (the "Company") announced that its Board of Directors has authorized a program to repurchase up to 2,500,000 shares of the Company's common stock by issuing a press release on March 25, 1997.


Item 7.  Financial Statements and Exhibits

Exhibit
Number     Description

99.1       Press release, dated March 25, 1997  (filed herewith)

                               SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OUTBACK STEAKHOUSE, INC.


DATED:  March 26, 1997                 By:/s/ Joseph J. Kadow
                                          Joseph J. Kadow, Vice President